Exhibit 99.4

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Central Pacific Financial Corp.:

We consent to the use of our report dated February 13, 2004, with respect to the consolidated balance sheets of CB Bancshares, Inc. and Subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in stockholders’ equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2003, incorporated by reference in the Current Report on Form 8-K/A (Amendment No. 1) of Central Pacific Financial Corp.

/s/ KPMG LLP

Honolulu, Hawaii

November 24, 2004